UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14C

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

(Amendment No. )

Check the appropriate box:

☐	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☒	Definitive Information Statement

BRAIN SCIENTIFIC INC.

(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11

BRAIN SCIENTIFIC INC.

6700 Professional Parkway

Lakewood Ranch, FL 34240

Tel: (917) 388-1578

To the Holders of Common Stock of Brain Scientific Inc.:

This Information Statement is first being mailed on or about July 5, 2022 to the holders of record of the outstanding common stock, $0.001 par value per share (the “Common Stock”) of Brain Scientific Inc., a Nevada corporation (the “Company”), as of the close of business on June 23, 2022 (the “Record Date”), to inform the stockholders of actions already approved by written consent of the Majority Stockholders holding 62.73% of the voting equity (the “Majority Stockholders”). Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the proposals will not be effective until at least 20 calendar days after the mailing of this Information Statement to our stockholders and warrant holders. Therefore, this Information Statement is being sent to you for informational purposes only.

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

The actions to be effective at least 20 days after the mailing of this Information Statement is:

●	To approve the granting of discretionary authority to the Company’s board of directors (the “Board”), at any time or times for a period of up to twelve months from the Record Date, to adopt an amendment (the “Amendment”) to the Company’s Articles of Incorporation, as amended (the “Articles of Incorporation”), to effect a reverse stock split (the “Reverse Stock Split”) with a ratio within the range of 1-for-10 to 1-for-100 (the “Reverse Stock Split Ratio”). A copy of the Amendment is attached as Appendix A to this Information Statement;

●	An increase in the number of authorized shares of Common Stock from 200,000,000 shares to 750,000,000 shares (the “Increase in Authorized Shares”); and

●	Approving the Brain Scientific Inc. 2022 Equity and Incentive Plan (the “2022 Plan”).

The enclosed information statement contains information pertaining to the matters acted upon.

Pursuant to rules adopted by the Securities and Exchange Commission, you may access a copy of the information statement at https://brainscientific.com/.

This is not a notice of a meeting of shareholders and no shareholders’ meeting will be held to consider the matters described herein.  This Information Statement is being furnished to you solely for the purpose of informing shareholders of the matters described herein pursuant to Section 14(c) of the Exchange Act and the regulations promulgated thereunder, including Regulation 14C.

ACCORDINGLY, WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.  NO PROXY CARD HAS BEEN ENCLOSED WITH THIS INFORMATION.

This Information Statement will serve as written notice to shareholders of the Company pursuant to the Nevada Revised Statutes.

By Order of the Board of Directors

July 5, 2022	/s/ Hassan Kotob
Hassan Kotob
Chief Executive Officer

THIS INFORMATION STATEMENT IS BEING PROVIDED TO

YOU BY THE BOARD OF DIRECTORS OF BRAIN SCIENTIFIC INC.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE

REQUESTED NOT TO SEND US A PROXY

BRAIN SCIENTIFIC INC.

6700 Professional Parkway

 Lakewood Ranch, FL 34240

Tel: (917) 388-1578

INFORMATION STATEMENT

(Definitive)

July 5, 2022

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

GENERAL INFORMATION

This Information Statement has been filed with the Securities and Exchange Commission (the “SEC”) and is being sent, pursuant to Section 14C of the Exchange Act, to the holders of record as of June 23, 2022 (the “Record Date”) of common stock, par value $0.001 per share (the “Common Stock”), of Brain Scientific Inc., a Nevada corporation (the “Company,” “we,” “our” or “us”), to notify the Common Stockholders of the following:

On June 16, 2022, the Company received a written consent in lieu of a meeting by the holders of 62.73% of the voting power the Common Stock (the “Majority Stockholders”) authorizing the following actions:

●	To approve the granting of discretionary authority to the Company’s board of directors (the “Board”), at any time or times for a period of up to twelve months from the Record Date, to adopt an amendment (the “Amendment”) to the Company’s Articles of Incorporation, as amended (the “Articles of Incorporation”), to effect a reverse stock split (the “Reverse Stock Split”) with a ratio within the range of 1-for-10 to 1-for-100 (the “Reverse Stock Split Ratio”). A copy of the Amendment is attached as Appendix A to this Information Statement;

●	An increase in the number of authorized shares of Common Stock from 200,000,000 shares to 750,000,000 shares (the “Increase in Authorized Shares”); and

●	Approving the Brain Scientific Inc. 2022 Equity and Incentive Plan (the “2022 Plan”).

On May 19, 2022, the Board approved the Reverse Stock Split and the 2022 Plan, and recommended the 2022 Plan for approval to the Majority Stockholders. On June 16, 2022, the Majority Stockholders approved the Reverse Stock Split and the 2022 Plan by written consent in lieu of a meeting in accordance with the Nevada Revised Statutes (“NRS”).  Accordingly, your consent is not required and is not being solicited.

On May 21, 2022, the Board approved the Increase in Authorized Shares and the filing of the Amendment and recommended the Increase in Authorized Shares for approval to the Majority Stockholders. On June 16, 2022, the Majority Stockholders approved the Increase in Authorized Shares and the filing of the Amendment by written consent in lieu of a meeting in accordance with the NRS.  Accordingly, your consent is not required and is not being solicited.

We will commence mailing the notice to the holders of Common Stock on or about July 5, 2022.

PLEASE NOTE THAT THIS IS NOT A REQUEST FOR YOUR VOTE OR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF CERTAIN ACTIONS TAKEN BY THE MAJORITY STOCKHOLDERS.

The entire cost of furnishing this Information Statement will be borne by the Company.  We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them.

The following table sets forth the name of the Majority Stockholders, the number of shares of Common Stock held by the Majority Stockholders, the total number of votes that the Majority Stockholders voted in favor of the actions and the percentage of the issued and outstanding voting equity of the Company that voted in favor thereof.

Name of Consenting Stockholder	Number of Shares of Common Stock Held	Number of Votes held by such Consenting Stockholder	Number of Votes that Voted in Favor of the Actions	Percentage of voting equity that voted in favor of the Actions
Serhiy Petrenko	1,392,808	1,392,808	1,392,808	1.32%
Hassan Kotob Revocable Trust (1)	7,407,934	7,407,934	7,407,934	7.03%
Boris Goldstein (2)	7,087,125	7,087,125	7,087,125	6.72%
Lifestyle Healthcare LLC (3)	2,400,421	2,400,421	2,400,421	2.28%
James Besser (4)	40,390,721	40,390,721	40,390,721	38.32%
Mark & Carolyn Broderick	4,759,879	4,759,879	4,759,879	4.52%
Valentin Zhelyaskov	2,680,035	2,680,035	2,680,035	2.54%
Total	66,118,926	66,118,926	66,118,926	62.73%

(1)	Hassan Kotob Revocable Trust is managed by Hassan Kotob, Chairman and CEO. The address is 10209 Fisher Island Drive, Miami, FL 33109.
(2)	Including (i) 6,749,000 shares held by High Technology Capital Management LLC, and (ii) 338,125 shares held by Dr. Boris Goldstein. Dr. Goldstein is the manager of High Technology Capital Management LLC (“LLC”), the general partner of High Technology Capital Fund LP (“LP”). As the manager of the LLC, Dr. Goldstein has voting and dispositive control over the shares owned by the LP. Dr. Goldstein disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein. High Technology Capital Management LLC is located at 100 U.N. Plaza, New York, New York 10017.

(3)	Nickolay Kukekov, a director of the Company, has voting and dispositive power over the shares. Dr. Kukekov disclaims beneficial ownership of these shares except to the extent of his pecuniary interest therein.
(4)	Including (i) 12,816,831 shares held by Jeb Partners, L.P, (ii) 19,545,187 shares held by Manchester Explorer, L.P. and (iii) 8,028,706 shares held by Mr. Besser. Mr. Besser has voting and dispositive control over the shares owned by Jeb Partners, L.P.

REVERSE STOCK SPLIT

General

Our Board and Majority Stockholders have approved the Reverse Stock Split in order to provide for meeting minimum Nasdaq requirements for listing (such as a minimum stock price of $4.00, and the Board and our Majority Stockholders have determined that it is in the best interests of our stockholders in general to provide our Board with the flexibility to effect the Reverse Split in a ratio within the range of 1-for-10 to 1-for-100 (the “Reverse Stock Split Ratio”), at any time or times for a period of up to twelve months from the Record Date.

The Reverse Stock Split, as approved by our stockholders, will become effective upon the filing of the Amendment with the Secretary of State of the State of Nevada, or at the later time set forth in the Amendment, subject to the approval of FINRA. The filing may occur any time after 20 days from the date of completion of mailing of this Information Statement to our stockholders of record as of June 23, 2022. The exact timing of the Amendment will be determined by our Board based on its evaluation as to if and when such action will be the most advantageous to the Company and our stockholders. In addition, our Board reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to abandon the Amendment and the Reverse Stock Split if, at any time prior to the effectiveness of the filing of the Amendment with the Secretary of State of the State of Nevada, our Board, in its sole discretion, determines that it is no longer in our best interest and the best interests of our stockholders to proceed.

We do not have any current plans, arrangements or understandings relating to the issuance of any additional shares of authorized Common Stock that will become available following the Reverse Stock Split other than (i) approximately 7,860,437 options issued to current and past employees (ii) upon exercise of our currently outstanding options and warrants, (iii) upon conversion of our currently outstanding convertible debt and (iv) a contemplated primary offering of our equity securities in connection with the potential up-listing of the Common Stock to the Nasdaq Stock Market (the “Nasdaq”).

The proposed form of amendment to our Articles of Incorporation, as amended, to effect the Reverse Stock Split is attached as Appendix A to this Information Statement. Any amendment to our Articles of Incorporation, as amended, to effect the Reverse Stock Split will include the Reverse Stock Split Ratio fixed by our Board, within the range approved by our stockholders.

Reasons for Proposed Amendment

The Board believes that listing our Common Stock on Nasdaq will increase the liquidity of our Common Stock by providing us with a market for the Common Stock that is more accessible than if our Common Stock were to continue to trade on the OTC maintained by the OTC Markets Group, Inc. Such alternative markets are generally considered to be less efficient than, and not as broad as, the Nasdaq. Among other factors, trading on the Nasdaq may increase liquidity and potentially minimize the spread between the “bid” and “asked” prices quoted by market makers. Further, such a listing may enhance our access to capital, increase our flexibility in responding to anticipated capital requirements and facilitate the use of our Common Stock in any strategic or financing transactions that we may undertake. We believe that prospective investors will view an investment in the Company more favorably if our shares qualify for listing on the Nasdaq as compared with the OTC markets. The Board has also determined that the consummation of the Reverse Stock Split may be necessary to achieve compliance with the listing requirements of Nasdaq.

The Board also believes that the current low per share market price of our Common Stock has a negative effect on the marketability of our existing shares. The Board believes there are several reasons for this effect. First, certain institutional investors have internal policies preventing the purchase of low-priced stocks. Second, a variety of policies and practices of broker-dealers discourage individual brokers within those firms from dealing in low-priced stocks. Third, because the brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher priced stocks, the current share price of our Common Stock can result in individual stockholders paying transaction costs (commissions, markups or markdowns) that are a higher percentage of their total share value than would be the case if the share price of the Common Stock were substantially higher. This factor is also believed to limit the willingness of some institutions to purchase the Common Stock. The Board anticipates that a Reverse Stock Split will result in a higher bid price for our Common Stock, which may help to alleviate some of these problems.

We expect that a Reverse Stock Split of our Common Stock will increase the market price of the Common Stock so that we are able to obtain compliance with the initial listing minimum bid price listing standard of Nasdaq. However, the effect of a Reverse Stock Split on the market price of the Common Stock cannot be predicted with any certainty, and the history of similar stock split combinations for companies in like circumstances is varied. It is possible that the per share price of the Common Stock after the Reverse Stock Split will not rise in proportion to the reduction in the number of shares of the Common Stock outstanding resulting from the Reverse Stock Split, effectively reducing our market capitalization, and there can be no assurance that the market price per post-reverse split share will either exceed or remain in excess of the prescribed initial listing minimum bid price for a sustained period of time. The market price of our Common Stock may vary based on other factors that are unrelated to the number of shares outstanding, including our future performance.

If the Reverse Stock Split successfully increases the per share price of our Common Stock, as to which no assurance can be given, the Board believes this increase will aid us in obtaining listing on Nasdaq and may facilitate future financings and enhance our ability to attract, retain, and motivate employees and other service providers.

PLEASE NOTE THAT UNLESS SPECIFICALLY INDICATED TO THE CONTRARY, THE DATA CONTAINED IN THIS INFORMATION STATEMENT, INCLUDING BUT NOT LIMITED TO SHARE NUMBERS, CONVERSION PRICES AND EXERCISE PRICES OF OPTIONS AND WARRANTS, DOES NOT REFLECT THE IMPACT OF THE REVERSE STOCK SPLIT THAT MAY BE EFFECTUATED.

Implementation and Effects of the Reverse Stock Split

If the Board elects to implement the Reverse Stock Split, which the Board may choose not to do at its discretion, the Reverse Stock Split would have the following effects:

●	the number of shares of the Common Stock owned by each Stockholder will automatically be reduced proportionately based on the reverse stock split ratio determined by the Board;

●	the number of shares of the Common Stock issued and outstanding will be reduced proportionately;

●	proportionate adjustments will be made to the per share exercise price and the number of shares issuable upon the exercise of all outstanding options and warrants entitling the holders thereof to purchase shares of the Common Stock, which will result in approximately the same aggregate price being required to be paid for such options or warrants upon exercise of such options or warrants immediately preceding the reverse stock split; and

●	a proportionate adjustment will be made to the per share conversion price under the terms of the Company’s outstanding convertible promissory notes.

The table set forth below illustrates the Company’s capitalization subsequent to the Reverse Stock Split in varying ratios with the ratio of 1-for-100 being the maximum ratio which may be effectuated by the Board. This model is based on the total number of shares issued and outstanding as of the Record Date and gives effect to the Reverse Stock Split and the Decrease in Authorized Shares, as well as shares of Common Stock issued and outstanding and issuable upon the conversion/exercise of promissory notes, options and warrants.

Reverse Stock Split Ratio	Shares of Common Stock issued and outstanding following the Reverse Stock Split	Shares of Common Stock issuable upon the conversion/exercise of promissory notes, options and warrants following the Reverse Stock Split	Shares of Common Stock available for future issuance following the Reverse Stock Split(1)
1:10	10,540,186	19,263,172	730,736,828
1:50	2,108,037	3,852,634	746,147,366
1:100	1,054,019	1,926,317	748,073,683

(1)	Assumes the Increase in Authorized Shares is approved and based on 750,000,000 shares of authorized Common Stock.

The Board may decide not to proceed with the Reverse Stock Split for various reasons including general stock market/business conditions.

The Reverse Stock Split will not affect the rights of Stockholders or any Stockholder’s proportionate equity interest in the Company, subject to the treatment of fractional shares. At this time the Company has no plans to issue such additional shares of its capital stock, other than (i) as required for existing and additional financings, and (ii) as compensation and incentives to employees and directors under the Company’s existing stock incentive plans and other arrangements that may be undertaken.

The future issuance of such authorized shares may have the effect of diluting the Company’s earnings per share and book value per share, as well as the stock ownership and voting rights of the current Stockholders. The effective increase in the number of authorized but unissued shares of the Common Stock may be construed as having an anti-takeover effect by permitting the issuance of shares to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions of the Company’s Articles of Incorporation or Bylaws.

Fractional Shares

No scrip or fractional share certificates will be issued in connection with the Reverse Stock Split. In lieu of issuing fractional shares, stockholders who otherwise would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the ratio of the Reverse Stock Split will automatically be entitled to receive an additional fraction of a share of Common Stock to round up to the next whole share.

Risks Associated with the Reverse Stock Split

There are risks associated with the Reverse Stock Split, including that the Reverse Stock Split may not result in a sustained increase in the per share price of our Common Stock. There is no assurance that:

●	the market price per share of the Common Stock after the Reverse Stock Split will rise in proportion to the reduction in the number of shares of the Common Stock outstanding before the Reverse Stock Split;

●	the Reverse Stock Split will result in a per share price that will attract brokers and investors who do not trade in lower priced stocks; or

●	the Reverse Stock Split will result in a per share price that will increase our ability to attract and retain employees and other service providers.

Stockholders should note that the effect of the Reverse Stock Split, if any, upon the market price for the Common Stock cannot be accurately predicted. In particular, we cannot assure you that prices for shares of the Common Stock after the Reverse Stock Split will be two (2) to four (4) times, as applicable, the prices for shares of the Common Stock immediately prior to the Reverse Stock Split. Furthermore, even if the market price of the Common Stock does rise following the Reverse Stock Split, we cannot assure you that the market price of the Common Stock immediately after the proposed Reverse Stock Split will be maintained for any period of time. Even if an increased per-share price can be maintained, the Reverse Stock Split may not achieve the desired results that have been outlined above. Moreover, because some investors may view the Reverse Stock Split negatively, we cannot assure you that the Reverse Stock Split will not adversely impact the market price of the Common Stock.

The market price of the Common Stock will also be based on our performance and other factors, some of which are unrelated to the Reverse Stock Split or the number of shares outstanding. If the Reverse Stock Split is effected and the market price of the Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of a Reverse Stock Split. The total market capitalization of the Common Stock after implementation of the Reverse Stock Split when and if implemented may also be lower than the total market capitalization before the Reverse Stock Split. Furthermore, the liquidity of the Common Stock could be adversely affected by the reduced number of shares that would be outstanding after the Reverse Stock Split.

While we anticipate that the Reverse Stock Split will be sufficient to obtain our listing on Nasdaq, it is possible that, even if the Reverse Stock Split results in a bid price for the Common Stock that exceeds the required price per share another reverse split may be necessary in the future and we may not be able to continue to satisfy the other criteria for continued listing of the Common Stock on Nasdaq.

Authorized Shares

As of the Record Date, there were 200,000,000 shares of authorized Common Stock and 10,000,000 shares of authorized preferred stock. As of the Record Date, there were 105,401,848 shares of voting securities issued and outstanding.

As a result of the Reverse Stock Split, the number of shares remaining available for future issuance under the Company’s authorized pool of Common Stock would increase. In addition, the Company will continue to have 10,000,000 authorized but unissued shares of preferred stock.

These authorized but unissued shares would be available for issuance from time to time for corporate purposes such as raising additional capital, acquisitions of businesses or assets and sales of stock or securities convertible into Common Stock. The Company believes that the availability of the authorized but unissued shares will provide it with the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond to a changing corporate environment. If the Company issues additional shares, the ownership interests of holders of the Common Stock may be diluted. Also, if the Company issues shares of its preferred stock, the issued shares may have rights, preferences and privileges senior to those of the Common Stock.

No Dissenters’ Rights

Under the NRS, the Stockholders are not entitled to dissenters’ rights with respect to the Reverse Stock Split, and the Company will not independently provide Stockholders with any such right.

Anti-Takeover Effects of the Reverse Stock Split

A possible effect of the Reverse Stock Split may be to discourage a merger, tender offer or proxy contest, or the assumption of control by a holder of a large block of the Company’s voting securities and the removal of incumbent management. The Board could use the additional shares of Common Stock available for issuance to resist or frustrate a third-party take-over effort favored by a majority of the independent stockholders that would provide an above market premium by issuing additional shares of our Common Stock.

The Reverse Stock Split is not the result of the Board’s knowledge of an effort to accumulate any of the Company’s securities or to obtain control of the Company by means of a merger, tender offer, solicitation or otherwise. Nor is the Reverse Stock Split a plan by the Board to adopt a series of amendments to the Articles of Incorporation or our Bylaws to institute an anti-takeover provision. We do not have any plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences.

Although the Reverse Stock Split is not being undertaken by the Board to institute an anti-takeover provision, in the future the Board could, subject to its fiduciary duties and applicable law, use the unissued shares of Common Stock to frustrate persons seeking to take over or otherwise gain control of the Company by, for example, privately placing shares with purchasers who might side with the Board in opposing a hostile takeover bid. Shares of Common Stock could also be issued to a holder that would thereafter have sufficient voting power to assure that any proposal to amend or repeal the Company’s Bylaws or certain provisions of the Articles of Incorporation would not receive the requisite vote. Such uses of the Common Stock could render more difficult, or discourage, an attempt to acquire control of the Company, if such transactions were opposed by the Board. However, it is also possible that an indirect result of the anti-takeover effect of the Reverse Stock Split could be that our stockholders will be denied the opportunity to obtain any advantages of a hostile takeover, including, but not limited to, receiving a premium to the then current market price of the Common Stock, if the same was so offered by a party attempting a hostile takeover of the Company.

Determination of Ratio

The ratio of the Reverse Stock Split, if implemented, will be a ratio within the range of 1-for-10 to 1-for-100 (the “Reverse Stock Split Ratio”).

Our Board would carry out a Reverse Stock Split only upon its determination that a Reverse Stock Split would be in the best interests of our stockholders at that time. In determining the ratio, the Board considered, among other things:

●	the historical and projected performance of our Common Stock;

●	the potential devaluation of the Company’s market capitalization as a result of the Reverse Stock Split;

●	prevailing market conditions;

●	general economic and other related conditions prevailing in our industry and in the marketplace;

●	the projected impact of the selected Reverse Stock Split Ratio on trading liquidity in our Common Stock and our ability to list our Common Stock on Nasdaq;

●	our capitalization (including the number of shares of our Common Stock issued and outstanding); and

●	the prevailing trading price for our Common Stock and the volume level thereof.

Beneficial Holders of Common Stock

Upon the implementation of the Reverse Stock Split, we intend to treat shares held by stockholders through a bank, broker or other nominee in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our Common Stock in “street name.” However, these banks, brokers or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. Stockholders who hold shares of our Common Stock with a bank, broker or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers or other nominees.

Registered “Book-Entry” Holders of Common Stock

Certain of the registered holders of our Common Stock may hold some or all of their shares electronically in book-entry form with our transfer agent. These stockholders do not have stock certificates evidencing their ownership of our Common Stock. They are, however, provided with statements reflecting the number of shares registered in their accounts. Stockholders who hold shares electronically in book-entry form with our transfer agent will not need to take action to receive evidence of their shares of Common Stock subsequent to the Reverse Stock Split.

Holders of Certificated Shares of Common Stock

Stockholders holding shares of our Common Stock in certificated form will be sent a transmittal letter by our transfer agent after the effective time of the Reverse Stock Split. The letter of transmittal will contain instructions on how a stockholder should surrender his, her or its certificate(s) representing shares of our Common Stock (the “Old Certificates”) to our transfer agent in exchange for certificates representing the appropriate number of shares of post-Reverse Stock Split Common Stock (the “New Certificates”). No New Certificates will be issued to a stockholder until such stockholder has surrendered all Old Certificates, together with a properly completed and executed letter of transmittal, to our transfer agent. Stockholders will then receive a New Certificate(s) representing the number of shares of our Common Stock to which they are entitled as a result of the Reverse Stock Split. Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for New Certificates. If an Old Certificate has a restrictive legend on its reverse side, the New Certificate will be issued with the same restrictive legend on its reverse side.

Regardless of how stockholders hold our Common Stock (i.e., in book-entry or certificated form), stockholders will not have to pay any service charges to us or our transfer agent in connection with the reverse stock split.

Accounting Matters

The proposed amendment to our Articles of Incorporation, as amended, will not affect the par value of our Common Stock. As a result, at the effective time of the Reverse Stock Split, the stated capital on our balance sheet attributable to our Common Stock will be reduced in the same proportion as the Reverse Stock Split Ratio, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value of our Common Stock will be reclassified for prior periods to conform to the post-Reverse Stock Split presentation.

Federal Income Tax Consequences of the Reverse Stock Split

The following is a summary of certain material United States federal income tax consequences of the Reverse Stock Split. It does not purport to be a complete discussion of all of the possible United States federal income tax consequences of the Reverse Stock Split and is included for general information only. Further, it does not address any state, local or foreign income or other tax consequences. This discussion does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the provisions of the United States federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively. This summary also assumes that the shares of Common Stock held by our Stockholders before the Reverse Stock Split were, and the shares of Common Stock held after the Reverse Stock Split will be, held as “capital assets,” as defined in the Internal Revenue Code of 1986, as amended (i.e., generally, property held for investment). The tax treatment of a Stockholder may vary depending upon the particular facts and circumstances of such Stockholder. Each stockholder is urged to consult with such Stockholder’s own tax advisor with respect to the tax consequences of the Reverse Stock Split.

No gain or loss will be recognized by a Stockholder upon such Stockholder’s exchange of shares held before the Reverse Stock Split for shares after the Reverse Stock Split. The aggregate tax basis of the shares of the Common Stock received in the Reverse Stock Split (including any fraction of a share deemed to have been received) will be the same as the Stockholder’s aggregate tax basis in the shares of our Common Stock exchanged therefor. The Stockholder’s holding period for the shares of our Common Stock after the Reverse Stock Split will include the period during which the Stockholder held the shares of our Common Stock surrendered in the Reverse Stock Split.

This summary of certain material United States federal income tax consequence of the Reverse Stock Split is not binding on the Internal Revenue Service, the Company or the courts. Accordingly, each Stockholder should consult with his or her own tax advisor with respect to all of the potential tax consequences to him or her of the Reverse Stock Split.

Tax Consequences of the Reverse Stock Split Generally

A reverse split should constitute a “recapitalization” for U.S. federal income tax purposes. As a result, a U.S. Holder generally should not recognize gain or loss upon the reverse split, except with respect to cash received in lieu of a fractional share of our Common Stock. A U.S. Holder’s aggregate tax basis in the shares of our Common Stock received pursuant to the reverse split should equal the aggregate tax basis of the shares of our Common Stock surrendered (excluding any portion of such basis that is allocated to any fractional share of our Common Stock), and such U.S. Holder’s holding period in the shares of our Common Stock received should include the holding period in the shares of our Common Stock surrendered. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of the shares of our Common Stock surrendered to the shares of our Common Stock received pursuant to the reverse split. Holders of shares of our Common Stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

Information Reporting and Backup Withholding. A U.S. Holder (other than corporations and certain other exempt recipients) may be subject to information reporting and backup withholding when such holder receives cash in lieu of a fractional share of our Common Stock pursuant to the reverse split. A U.S. Holder will be subject to backup withholding if such holder is not otherwise exempt and such holder does not provide its taxpayer identification number in the manner required or otherwise fails to comply with applicable backup withholding tax rules. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or allowed as a credit against the U.S. Holder’s federal income tax liability, if any, provided the required information is timely furnished to the IRS. U.S. Holders should consult their tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

INCREASE IN AUTHORIZED SHARES

This Information Statement contains a brief summary of the material aspects of the Increase in Authorized Shares approved by the Majority Stockholder.

The Increase in Authorized Shares will become effective on the date that is twenty (20) calendar days after the mailing of this information statement.

We currently expect that such effective date will be on or about July 25, 2022.

AMENDMENT TO COMPANY’S ARTICLES OF INCORPORATION TO INCREASE THE COMPANY’S AUTHORIZED SHARES

Our Board and the Majority Stockholders authorized the increase of the Company’s shares of authorized Common Stock from 200,000,000 to 750,000,000 pursuant to the Amendment.

Our Board believes that it is advisable and in the best interests of the Company and its stockholders to effect the Increase of Authorized Shares in order to provide additional shares that could be issued for raising of additional equity capital or other financing activities, stock dividends or the exercise of stock options and warrants and to provide additional shares that could be issued in an acquisition or other form of business combination and to better position the Company for future trading should a transaction be entered into and completed. The future issuance of additional shares of Common Stock on other than a pro rata basis to existing stockholders will dilute the ownership of the current stockholders, as well as their proportionate voting rights.

THERE CAN BE NO ASSURANCE THAT A SUITABLE BUSINESS OPPORTUNITY WILL BE EFFECTED FOLLOWING THE COMPLETION OF THE INCREASE IN AUTHORIZED SHARES OF COMMON STOCK.

Attached as Exhibit A and incorporated herein by reference is the text of the Amendment as approved by the Majority Stockholder. The Increase in Authorized Shares will be affected by filing the Amendment with the Secretary of State of Nevada, which is expected to occur approximately twenty (20) days after the mailing of this Information Statement. The Increase in Authorized Shares will become effective upon such filing.

Effects of Amendment.

The following table summarizes the principal effects of the Increase in the Authorized Shares:

	Pre-Increase	Post-Increase
Common Shares
Issued and Outstanding	105,401,858	105,401,858
Authorized	200,000,000	750,000,000

Potential Anti-Takeover Effects of the Increase in Authorized Shares.

THE OVERALL EFFECT OF THE COMMON STOCK INCREASE MAY BE TO RENDER MORE DIFFICULT THE CONSUMMATION OF MERGERS WITH THE COMPANY OR THE ASSUMPTION OF CONTROL BY A PRINCIPAL STOCKHOLDER, AND THUS MAKE IT DIFFICULT TO REMOVE MANAGEMENT.

The implementation of the Increase in Authorized Shares will have the effect of increasing the proportion of unissued authorized shares to issued shares. Under certain circumstances this may have an anti-takeover effect. These authorized but unissued shares could be used by the Company to oppose a hostile takeover attempt or to delay or prevent a change of control or changes in or removal of the Board, including a transaction that may be favored by a majority of our stockholders or in which our stockholders might receive a premium for their shares over then-current market prices or benefit in some other manner. For example, without further stockholder approval, the Board could issue and sell shares, thereby diluting the stock ownership of a person seeking to effect a change in the composition of our Board or to propose or complete a tender offer or business combination involving us and potentially strategically placing shares with purchasers who would oppose such a change in the Board or such a transaction.

Although an increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have a potential anti-takeover effect, the proposed amendments to our Articles of Incorporation is not in response to any effort of which we are aware to accumulate the shares of our Common Stock or obtain control of the Company. There are no plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences.

The Board does not intend to use the consolidation as a part of or a first step in a “going private” transaction pursuant to Rule 13e-3 under the Securities Exchange Act of 1934, as amended. Moreover, we are currently not engaged in any negotiations or otherwise have no specific plans to use the additional authorized shares for any acquisition, merger or consolidation.

Dissenters’ Rights.

No dissenters’ or appraisal rights are available to our stockholders under the Nevada Revised Statutes or in the Company’s Articles of Incorporation or Bylaws in connection with the proposed amendment to our Articles of Incorporation to affect the Increase in Authorized Shares.

APPROVAL OF THE BRAIN SCIENTIFIC 2022 EQUITY AND INCENTIVE PLAN

This Information Statement contains a brief summary of the material aspects of the 2022 Plan approved by the Board and the Majority Stockholders.

The 2022 Plan will become effective on the date that is twenty (20) calendar days after the mailing of this information statement.

We currently expect that such effective date will be July 25, 2022.

Effective May 19, 2022, the Board approved, authorized and adopted the 2022 Plan and certain forms of ancillary agreements to be used in connection with the issuance of stock and/or options pursuant to the 2022 Plan (the “Plan Agreements”). The 2022 Plan provides for the issuance of up to 12,500,000 shares of Common Stock through the grant of non-qualified options (the “Non-qualified Options”), incentive options (the “Incentive Options” and together with the Non-qualified Options, the “Options”) and restricted stock (the “Restricted Stock”)restricted stock units, stock appreciation rights (“SARs”) and other equity-based awards to directors, officers, consultants, attorneys, advisors and employees.

The Company has one additional equity compensation plan in place, the 2018 Equity Incentive Plan (the “2018 Plan”). Our Board adopted and our stockholders approved the 2018 Plan in August 2018. The purpose of the 2018 Plan is to provide financial incentives for selected directors, employees, advisers, and consultants of the Company and/or its subsidiaries, thereby promoting the long-term growth and financial success of the Company. Under the 2018 Plan, we may grant equity based incentive awards, including options, restricted stock, and other stock-based awards, to any directors, employees, advisers, and consultants that provide services to us or any of our subsidiaries on terms and conditions that are from time to time determined by us. An aggregate of up to 8,000,000 of our common stock are reserved for issuance under the 2018 Plan. As of June 23, 2022, the Company has granted and has 7,860,437 options outstanding, including an aggregate of 4,418,876 outstanding stock option awards held by the named executive officers of the Company, as well as 118,000 shares of restricted common stock issued under the 2018 Plan to certain consultants and employees.

In addition to stock-based compensation, the 2022 Plan also authorizes the issuance of awards payable in cash. Our ability to provide long-term incentives in the form of equity compensation aligns management’s interests with the interests of our stockholders and fosters an ownership mentality that drives optimal decision-making for the long-term health and profitability of our Company. Equally important, equity compensation is critical to our continuing ability to attract, retain and motivate qualified corporate executives and retain management. Our ability to grant equity compensation has been important to our past success, and we expect it to be crucial to achieving our long-term growth.

Plan Highlights

The essential features of our 2022 Plan are outlined below. The following description is not complete and is qualified by reference to the full text of our 2022 Plan, which is appended to this Information Statement as Appendix B.

Options are subject to the following conditions:

(i)	The Committee (as defined below) determines the exercise price of Incentive Options at the time the Incentive Options are granted. The assigned exercise price must be no less than 100% of the Fair Market Value (as defined in the 2022 Plan) of the Common Stock on the Grant Day (as defined in the 2022 Plan). In the event that the recipient is a Ten Percent Owner (as defined in the 2022 Plan), the exercise price must be no less than 110% of the Fair Market Value of the Company on the Grant Day.

(ii)	The exercise price of each Non-qualified Option will be at least 100% of the Fair Market Value of such share of the Common Stock on the date the Non-qualified Option is granted.

(iii)	The Committee fixes the term of Options, provided that Options may not be exercisable more than ten years from the date the Option is granted, and provided further that Incentive Options granted to a Ten Percent Owner may not be exercisable more than five years from the date the Incentive Option is granted.

(iv)	Stock Options shall become exercisable and/or vested at such time or times, whether or not in installments, as shall be determined by the Committee at or after the Grant Date. The Award Agreement may permit a grantee to exercise all or a portion of a Stock Option immediately at grant; provided that the Shares issued upon such exercise shall be subject to restrictions and a vesting schedule identical to the vesting schedule of the related Stock Option, such Shares shall be deemed to be Restricted Stock for purposes of the 2022 Plan, and the optionee may be required to enter into an additional or new Award Agreement as a condition to exercise of such Stock Option. An optionee shall have the rights of a stockholder only as to Shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options. An optionee shall not be deemed to have acquired any Shares unless and until a Stock Option shall have been exercised pursuant to the terms of the Award Agreement and this Plan and the optionee’s name has been entered on the books of the Company as a stockholder.

(v)	Options are not transferable except to a recipient’s family members or partnerships in which such family members are the only partners and Options are exercisable only by the Options’ recipient, except upon the recipient’s death.

(vi)	Incentive Options may not be issued in an amount or manner where the amount of Incentive Options exercisable in one year entitles the holder to Common Stock of the Company with an aggregate Fair Market value of greater than $100,000.

Awards of Restricted Stock are subject to the following conditions:

(i)	The Committee grants Restricted Stock Options and determines the restrictions on each Restricted Stock Award (as defined in the 2022 Plan). Upon the grant of a Restricted Stock Award and the payment of any applicable purchase price, grantee is considered the record owner of the Restricted Stock and entitled to vote the Restricted Stock if such Restricted Stock is entitled to voting rights.

(ii)	Restricted Stock may not be delivered to the grantee until the Restricted Stock has vested.

(iii)	Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as provided in the 2022 Plan or in the Award Agreement (as defined in the 2022 Plan).

Upon a Termination Event (as defined in the 2022 Plan), the Company or its assigns shall have the right and option to repurchase from a Holder of Shares (as defined in the 2022 Plan) received pursuant to a Restricted Stock Award any Shares that are still subject to a risk of forfeiture as of the Termination Event (as defined in the 2022 Plan).

Purpose

The objective of the 2022 Plan is to encourage and enable the officers, employees, directors, consultants and other key persons of the Company and its subsidiaries, upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business, to acquire a proprietary interest in the Company.

Grants

The 2022 Plan permits the granting of incentive stock options, nonqualified stock options, stock awards, restricted stock units, stock appreciation rights (“SARs”) and other equity-based awards (collectively, “grants”). Although all employees and all of the employees of our subsidiaries are eligible to receive grants under our 2022 Plan, the grant to any particular employee is subject to the discretion of the Compensation Committee of the Board, comprised of not less than two directors (such body that administers the 2022 Plan, the “Committee”).

The maximum number of Shares reserved and available for issuance under the 2022 Plan shall be 12,500,000 Shares. If a grant expires or terminates for any reason before it is fully vested or exercised, or if any grant is forfeited, we may again make the number of shares subject to that grant that the participant has not purchased or that has not vested subject to another grant under the 2022 Plan.

We have made and will make appropriate adjustments to outstanding grants and to the number or kind of shares subject to the 2022 Plan in the event of a stock split, reverse stock split, stock dividend, share combination or reclassification and certain other types of corporate transactions, including a merger or a sale of all or substantially all of our assets.

All grants will be determined by the Compensation Committee or a committee of the Board (the “Committee”) and at this time, no grants have been determined or awarded.

Administration

The 2022 Plan shall be administered by the Compensation Committee of the Board, comprised of not less than three directors or the Board of Directors in the absence of a Compensation Committee of the Board. All references herein to the “Committee” shall be deemed to refer to the group then responsible for administration of the Plan at the relevant time (i.e., either the Board of Directors or a committee or committees of the Board, as applicable).

The Committee shall have the authority and power:

(i)	to select the individuals to whom Awards may from time to time be granted;

(ii)	to determine the time or times of grant, and the amount, if any, of Incentive Stock Options, Non-Qualified Stock Options, SARs, Restricted Stock Awards, Unrestricted Stock Awards, Restricted Stock Units, or any combination of the foregoing, granted to any one or more grantees;

(iii)	to determine the number and types of Shares to be covered by any Award and, subject to the provisions of the 2022 Plan, the price, exercise price, conversion ratio or other price relating thereto;

(iv)	to determine and, subject to the 2022 Plan, to modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the 2022 Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the form of Award Agreements;

(v)	to accelerate at any time the exercisability or vesting of all or any portion of any Award;

(vi)	to impose any limitations on Awards, including limitations on transfers, repurchase provisions and the like, and to exercise repurchase rights or obligations;

(vii)	subject to any restrictions imposed under the 2022 Plan or by Section 409A, to extend at any time the period in which Stock Options may be exercised; and

(viii)	at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the 2022 Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the 2022 Plan and any Award (including Award Agreements); to make all determinations it deems advisable for the administration of the 2022 Plan; to decide all disputes arising in connection with the 2022 Plan; and to otherwise supervise the administration of the 2022 Plan.

All decisions and interpretations of the Committee shall be binding on all persons, including the Company and all Holders.

Grant Instruments

All grants will be subject to the terms and conditions set forth in our 2022 Plan and to such other terms and conditions consistent with our 2022 Plan as the Committee deems appropriate and as are specified in writing by the Committee to the individual in a grant instrument or an amendment to the grant instrument. All grants will be made conditional upon the acknowledgement of the grantee in writing or by acceptance of the grant, that all decisions and determinations of the Committee will be final and binding on the grantee, his or her beneficiaries and any other person having or claiming an interest under such grant.

Terms and Conditions of Grants

The grant instrument will state the number of shares subject to the grant and the other terms and conditions of the grant, consistent with the requirements of our 2022 Plan. The purchase price per share subject to an option (or the exercise price per share in the case of a SAR) must equal at least the fair market value of a share of the Common Stock on the date of grant. The exercise price per share for the Shares covered by a Stock Option shall be determined by the Committee at the time of grant but shall not be less than 100% of the Fair Market Value on the Grant Date. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the exercise price per share for the Shares covered by such Incentive Stock Option shall not be less than 110% of the Fair Market Value on the Grant Date.

Under the 2022 Plan, the term “Fair Market Value” of the Stock on any given date means the fair market value of the Stock determined in good faith by the Committee based on the reasonable application of a reasonable valuation method that is consistent with Section 409A of the Code. If the Stock is admitted to trade on a national securities exchange, the determination shall be made by reference to the closing price reported on such exchange. If there is no closing price for such date, the determination shall be made by reference to the last date preceding such date for which there is a closing price. If the date for which Fair Market Value is determined is the first day when trading prices for the Stock are reported on a national securities exchange, the Fair Market Value shall be the “Price to the Public” (or equivalent).

“Ten Percent Owner” means an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent of the Company or any Subsidiary.

Transferability

Restricted Stock, Stock Options, SARs and, prior to exercise, the Shares issuable upon exercise of such Stock Option, shall not be transferable by the optionee otherwise than by will, or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the optionee’s lifetime, only by the optionee, or by the optionee’s legal representative or guardian in the event of the optionee’s incapacity. Notwithstanding the foregoing, the Committee, in its sole discretion, may provide in the Award Agreement regarding a given Stock Option or Restricted Stock award that the optionee may transfer by gift, without consideration for the transfer, his or her Non-Qualified Stock Options to his or her family members (as defined in Rule 701 of the Securities Act), to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners (to the extent such trusts or partnerships are considered “family members” for purposes of Rule 701 of the Securities Act), provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this 2022 Plan and the applicable Award Agreement, including the execution of a stock power upon the issuance of Shares. Stock Options, SARs and the Shares issuable upon exercise of such Stock Options, shall be restricted as to any pledge, hypothecation, or other transfer, including any short position, any “put equivalent position” (as defined in the Exchange Act) or any “call equivalent position” (as defined in the Exchange Act) prior to exercise.

Amendment and Termination

The Board may, at any time, amend or discontinue the 2022 Plan and the Committee may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the consent of the holder of the Award. The Committee may exercise its discretion to reduce the exercise price of outstanding Stock Options or effect repricing through cancellation of outstanding Stock Options and by granting such holders new Awards in replacement of the cancelled Stock Options. To the extent determined by the Committee to be required either by the Code to ensure that Incentive Stock Options granted under the 2022 Plan are qualified under Section 422 of the Code or otherwise, 2022 Plan amendments shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders. The Board reserves the right to amend the 2022 Plan and/or the terms of any outstanding Stock Options to the extent reasonably necessary to comply with the requirements of the exemption pursuant to Rule 12h-1 of the Exchange Act.

Federal Income Tax Consequences

The following summary is intended only as a general guide as to the United States federal income tax consequences under current law of participation in our 2022 Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

Stock option grants under the 2022 Plan are intended either to qualify as incentive stock options under Internal Revenue Code of 1986, as amended (“IRC”) §422 or to be non-qualified stock options governed by IRC §§ 83 and 423, depending on how same are granted. Generally, no federal income tax is payable by a participant upon the grant of an incentive stock option and no deduction is allowed to be taken by the Company. The grant of a non-qualified stock option does result in the recognition of taxable income when the option is granted. Under current tax laws, if a participant exercises a non-qualified stock option, he or she will have taxable income equal to the difference between the market price of the stock on the exercise date and the stock option grant price. The Company will be entitled to a corresponding deduction on its income tax return. A participant will have no taxable income upon exercising an incentive stock option if the shares received are held for the applicable holding period (except that alternative minimum tax may apply), and the Company will receive no deduction when an incentive stock option is exercised. The Company may be entitled to a deduction in the case of a disposition of shares acquired under an incentive stock option that occurs before the applicable holding period has been satisfied.

Restricted stock and restricted stock units are also governed by IRC §83. Generally, the award of such restricted rights do not give rise to taxable income so long as same are subject to a substantial risk of forfeiture (i.e., becomes vested or transferable). Restricted stock generally becomes taxable when it is no longer subject to a “substantial risk of forfeiture.” Restricted stock units become taxable when settled. When taxable to the participant, income tax is paid on the value of the stock or units at ordinary rates. The Company will generally be entitled to a corresponding deduction on its income tax return in the year of income recognition by the grantee. Any additional gain on shares received are then taxed at capital gains rates when the shares are sold.

The grant of a stock appreciation right will not result in income for the participant or in a tax deduction for the Company. Upon the settlement of such a right, the participant will recognize ordinary income equal to the aggregate value of the payment received, and the Company generally will be entitled to a tax deduction in the same amount.

The foregoing is only a summary of the effect of federal income taxation on the participant and the Company under the 2022 Plan. It does not purport to be complete and does not discuss the tax consequences arising in the context of a participant’s death or the income tax laws of any municipality, state or foreign country in which the participant’s income may be taxable.

Tax Withholding

Each grantee shall, no later than the date as of which the value of an Award or of any Shares or other amounts received thereunder first becomes includable in the gross income of the grantee for income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld by the Company with respect to such income. The Company and any Subsidiary shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee. The Company’s obligation to deliver stock certificates (or evidence of book entry) to any grantee is subject to and conditioned on any such tax withholding obligations being satisfied by the grantee.

The Company’s minimum required tax withholding obligation may be satisfied, in whole or in part, by the Company withholding from Shares to be issued pursuant to an Award a number of Shares having an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the minimum withholding amount due.

No Dissenters’ Rights

Under the NRS, the Stockholders are not entitled to dissenters’ rights with respect to the 2022 Plan, and the Company will not independently provide Stockholders with any such right.

ACTIONS TO BE TAKEN

This Information Statement contains a brief summary of the material aspects of the actions approved by the Majority Stockholders.

The actions will become effective on the date that is twenty (20) calendar days after the mailing of this information statement to stockholders.

We currently expect that such effective date will be on or about July 25, 2022.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

Except in their capacity as stockholders (which interest does not differ from that of the other Common Stockholders), none of our officers, directors, or any of their respective affiliates has any interest in the Reverse Stock Split.

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of June 23, 2022, certain information regarding beneficial ownership of our Common Stock (a) by each person known by us to be the beneficial owner of more than five percent of the outstanding shares of Common Stock, (b) by each director of the Company, (c) by the named executive officers (determined in accordance with Item 402 of Regulation S-K) and (d) by all of our current executive officers and directors as a group.

We have determined beneficial ownership in accordance with the rules of the Securities and Exchange Commission (“SEC”). Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of Common Stock that they beneficially own, subject to applicable community property laws.

Applicable percentage ownership is based on 105,401,858 shares of Common Stock outstanding as of June 23, 2022. In computing the number of shares of Common Stock beneficially owned by a person and the percentage ownership of that person, we deemed to be outstanding all shares of Common Stock subject to options held by that person or entity that are currently exercisable or that will become exercisable within 60 days of June 23, 2022. Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Brain Scientific Inc., 6700 Professional Parkway, Lakewood Ranch, FL 34240.

	Number of Common Stock Beneficially Owned		% of Shares of Common Stock Beneficially Owned
Executives, Officers, Directors and Greater Than 5% Stockholders
James Besser (1)	57,825,829	(5)	46%
Hassan Kotob (2)	10,214,837	(6)	8%
High Technology Capital (3)	6,749,000		5%
Nickolay Kukekov (4)	4,706,856	(7)	4%
Daniel Cloutier	135,900	(7)	0%
Donald MacKenzie	135,900	(7)	0%
Tom Olivier	135,900	(7)	0%
Farid Anthony	119,048	(8)	0%
Bonnie-Jeanne Gerety	119,048	(9)	0%

(1)	James Besser owns shares and warrants personally and as a manager of Jeb Partners L.P. and Manchester Explorer LP. As a managing member of Jeb Partners L.P. and Manchester Explorer LP, Mr. Besser has voting and dispositive control of shares owned by the LP. Mr. Besser disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.

(2)	Common shares are held in Hassan Kotob Revocable Trust and managed by Hassan Kotob, Chairman and CEO.

(3)	Dr. Boris Goldstein is the manager of High Technology Capital Management LLC (“LLC”), the general partner of High Technology Capital Fund LP (‘LP”). As the manager of the LLC, Dr. Goldstein has voting and dispositive control over the shares owned by the LP. Dr. Goldstein disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein. High Technology Capital Management LLC is located at 100 U.N. Plaza, New York, New York 10017.

(4)	Includes 2,400,421 held by Lifestyle Healthcare LLC with 434,000 of warrants and 2,380,721 shares of common stock underlying option issued to Dr. Kukekov. Dr. Kukekov disclaims beneficial ownership of the shares held by Lifestyle Healthcare LLC except to the extent of his pecuniary interest therein.

(5)	Includes common shares of 40,390,724 and warrants of 17,435,105 by entities controlled by Mr. Besser

(6)	An additional 2,911,934 options vest prior to June 30, 2024

(7)	An additional 226,169 options vest prior to December 31, 2023

(8)	An additional 357,142 options vest prior to December 31, 2023

(9)	An additional 607,142 options vest prior to June 30, 2024

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

If hard copies of the materials are requested, we will send only one Information Statement and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Information Statement, to Brain Scientific Inc.,6700 Professional Parkway, Lakewood Ranch, FL 34240.

If multiple stockholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer the Company to mail each stockholder a separate copy of future mailings, you may mail notification to, or call the Company at, its principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to the Company’s principal executive offices.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

This Information Statement may contain “forward-looking statements” made under the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The statements include, but are not limited to, statements concerning the effects of the Reverse Stock Split, stockholder approval and statements using terminology such as “expects,” “should,” “would,” “could,” “intends,” “plans,” “anticipates,” “believes,” “projects” and “potential.” Such statements reflect the current view of the Company with respect to future events and are subject to certain risks, uncertainties and assumptions. Known and unknown risks, uncertainties and other factors could cause actual results to differ materially from those contemplated by the statements.

In evaluating these statements, you should specifically consider various factors that may cause our actual results to differ materially from any forward-looking statements. You should carefully review the risks listed, as well as any cautionary language, in this Information Statement and the risk factors detailed under “Risk Factors” in the documents incorporated by reference in this Information Statement, which provide examples of risks, uncertainties and events that may cause our actual results to differ materially from any expectations we describe in our forward-looking statements. There may be other risks that we have not described that may adversely affect our business and financial condition. We disclaim any obligation to update or revise any of the forward-looking statements contained in this Information Statement. We caution you not to rely upon any forward-looking statement as representing our views as of any date after the date of this Information Statement. You should carefully review the information and risk factors set forth in other reports and documents that we file from time to time with the SEC.

ADDITIONAL INFORMATION

We are subject to the disclosure requirements of the Exchange Act, and in accordance therewith, file reports, information statements and other information, including annual and quarterly reports on Form 10-K and 10-Q, respectively, with the SEC. Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained by the SEC, 100 F Street, N.E., Washington, DC 20549. In addition, the SEC maintains a web site on the Internet (http://www.sec.gov) that contains reports, information statements and other information regarding issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System.

A copy of any public filing is also available, at no cost, by writing to Brain Scientific Inc., 6700 Professional Parkway, Lakewood Ranch, FL 34240. Any statement contained in a document that is incorporated by reference will be modified or superseded for all purposes to the extent that a statement contained in this Information Statement (or in any other document that is subsequently filed with the SEC and incorporated by reference) modifies or is contrary to such previous statement. Any statement so modified or superseded will not be deemed a part of this Information Statement except as so modified or superseded.

This Information Statement is provided to the holders of Common Stock of the Company only for information purposes in connection with the actions, pursuant to and in accordance with Rule 14c-2 of the Exchange Act. Please carefully read this Information Statement.

By Order of the Board of Directors

July 5, 2022	/s/ Hassan Kotob
Hassan Kotob
Chief Executive Officer

Appendix A

090204

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Brain Scientific Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

Article 4 of the Articles of Incorporation is hereby amended: Pursuant to the Nevada Revised Statutes of this Certificate of Amendment to the Articles of Incorporation of the Corporation, each ___ (__) shares of common stock issued and outstanding shall automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of common stock (the "Reverse Stock Split"). No fractional shares shall be issued in connection with the Reverse Stock Split. Stockholders who otherwise would be entitled to receive fractional shares of common stock shall be rounded up to the next whole share of common stock. See attached exhibit A for continuation.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:

4. Effective date and time of filing: (optional) Date: Time:

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State Amend Profit-After
Revised: 1-5-15

Reset

A-1

Exhibit A

Increase in Authorized.

The total number of shares of capital stock which may be issued by the Corporation is seven hundred-sixty million (760,000,000), of which seven hundred fifty million (750,000,000) shares shall be common stock of the Corporation, par value $0.001 per share (the “Common Stock”) and ten million (10,000,000) shares shall be “blank check” preferred stock of the Corporation, par value $0.001 per share (the “Preferred Stock”)

A-2

Appendix B

BRAIN SCIENTIFIC

2022 Equity AND INCENTIVE PLAN

SECTION 1. GENERAL PURPOSE OF THE PLAN: DEFINITIONS

The name of the plan is the BRAIN SCIENTIFIC INC. 2022 EQUITY AND INCENTIVE PLAN (the “Plan”). The purpose of the Plan is to encourage and enable the officers, employees, directors, Consultants and other key persons of BRAIN SCIENTIFIC INC., a Nevada corporation (including any successor entity, the “Company”) and its Subsidiaries, upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business, to acquire a proprietary interest in the Company.

The following terms shall be defined as set forth below:

“Affiliate” of any Person means a Person that directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with the first mentioned Person. A Person shall be deemed to control another Person if such first Person possesses directly or indirectly the power to direct, or cause the direction of, the management and policies of the second Person, whether through the ownership of voting securities, by contract or otherwise.

“Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights (“SAR”), Restricted Stock Awards (including preferred stock), Unrestricted Stock Awards, Restricted Stock Units or any combination of the foregoing.

“Award Agreement” means a written or electronic agreement setting forth the terms and provisions applicable to an Award granted under the Plan. Each Award Agreement may contain terms and conditions in addition to those set forth in the Plan; provided, however, in the event of any conflict in the terms of the Plan and the Award Agreement, the terms of the Plan shall govern.

“Board” means the Board of Directors of the Company.

“Cause” shall have the meaning as set forth in the Award Agreement(s). In the case that any Award Agreement does not contain a definition of “Cause,” it shall mean (i) the grantee’s dishonest statements or acts with respect to the Company or any Affiliate of the Company, or any current or prospective customers, suppliers vendors or other third parties with which such entity does business; (ii) the grantee’s commission of (A) a felony or (B) any misdemeanor involving moral turpitude, deceit, dishonesty or fraud; (iii) the grantee’s failure to perform his assigned duties and responsibilities to the reasonable satisfaction of the Company which failure continues, in the reasonable judgment of the Company, after written notice given to the grantee by the Company; (iv) the grantee’s gross negligence, willful misconduct or insubordination with respect to the Company or any Affiliate of the Company; or (v) the grantee’s material violation of any provision of any agreement(s) between the grantee and the Company relating to noncompetition, nonsolicitation, nondisclosure and/or assignment of inventions.

“Chief Executive Officer” means the Chief Executive Officer of the Company or, if there is no Chief Executive Officer, then the President of the Company.

“Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

“Committee” means the Committee of the Board referred to in Section 2.

“Consultant” means any entity or natural person that provides bona fide services to the Company (including a Subsidiary), and such services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.

“Disability” means such condition which renders a Person (A) unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expect to last for a continuous period of not less than 12 months, (B) by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than 3 months under an accident and health plan covering employees of the Company, (C) determined to be totally disabled by the Social Security Administration, or (D) determined to be disabled under a disability insurance program which provides for a definition of disability that meets the requirements of this section.

“Effective Date” means the date on which the Plan is adopted as set forth in this Plan.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

“Fair Market Value” of the Stock on any given date means the fair market value of the Stock determined in good faith by the Committee based on the reasonable application of a reasonable valuation method that is consistent with Section 409A of the Code. If the Stock is admitted to trade on a national securities exchange, the determination shall be made by reference to the closing price reported on such exchange. If there is no closing price for such date, the determination shall be made by reference to the last date preceding such date for which there is a closing price. If the date for which Fair Market Value is determined is the first day when trading prices for the Stock are reported on a national securities exchange, the Fair Market Value shall be the “Price to the Public” (or equivalent).

“Good Reason” shall have the meaning as set forth in the Award Agreement(s). In the case that any Award Agreement does not contain a definition of “Good Reason,” it shall mean (i) a material diminution in the grantee’s base salary except for across-the-board salary reductions similarly affecting all or substantially all similarly situated employees of the Company or (ii) a change of more than 100 miles in the geographic location at which the grantee provides services to the Company, so long as the grantee provides notice of the condition giving rise to Good Reason no more than 90 days from the date on which such event occurred which gave rise to Good Reason for Termination of the Service Relationship, and the Company fails to cure such event within 30 days after such notice.

“Grant Date” means the date that the Committee designates in its approval of an Award in accordance with applicable law as the date on which the Award is granted, which date may not precede the date of such Committee approval.

“Holder” means, with respect to an Award or any Shares, the Person holding such Award or Shares, including the initial recipient of the Award or any Permitted Transferee.

“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.

“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

“Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.

“Permitted Transferees” shall mean any of the following to whom a Holder may transfer Shares hereunder (as set forth in Section 9(a)(ii)(A)): the Holder’s child, stepchild, grandchild, parent, step-parent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Holder’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons control the management of assets, and any other entity in which these persons own more than fifty percent of the voting interests; provided, however, that any such trust does not require or permit distribution of any Shares during the term of the Award Agreement unless subject to its terms. Upon the death of the Holder, the term Permitted Transferees shall also include such deceased Holder’s estate, executors, administrators, personal representatives, heirs, legatees and distributees, as the case may be.

“Person” shall mean any individual, corporation, partnership (limited or general), limited liability company, limited liability partnership, association, trust, joint venture, unincorporated organization or any similar entity.

“Restricted Stock Award” means Awards granted pursuant to Section 7 and “Restricted Stock” means Shares issued pursuant to such Awards.

“Restricted Stock Unit” means an Award of phantom stock units to a grantee, which may be settled in cash or Shares as determined by the Committee, pursuant to Section 8.

“Sale Event” means the consummation of i) a change in the ownership of the Company, ii) a change in effective control of the Company, or iii) a change in the ownership of a substantial portion of the assets of the Company. The occurrence of a Sale Event shall be acknowledged by the plan administrator or board of directors, by strictly applying these provisions without any discretion to deviate from the objective application of the definitions provided herein; provided, however, that any capital raising event, or a merger effected solely to change the Company’s domicile shall not constitute a “Sale Event.”

Except as otherwise provided herein, a change in the ownership of the Company occurs on the date that any one person, or more than one person acting as a group acquires ownership of stock of the Company that, together with stock held by such person or group, constitutes more than 50 percent of the total fair market value or total voting power of the stock of the Company. However, if any one person, or more than one person acting as a group, is considered to own more than 50 percent of the total fair market value or total voting power of the stock of the Company the acquisition of additional stock by the same person or persons is not considered to cause a change in the ownership of the Company (or to cause a change in the effective control of the Company). An increase in the percentage of stock owned by any one person, or persons acting as a group, as a result of a transaction in which the corporation acquires its stock in exchange for property will be treated as an acquisition of stock for purposes of this section. This section applies only when there is a transfer of stock of the Company (or issuance of stock) which remains outstanding after the transaction.

A change in the effective control of the Company occurs only on either of the following dates: (1) The date any one person, or more than one person acting as a group acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the Company possessing 30 percent or more of the total voting power of the stock of the Company; (2) The date a majority of members of the Company’s board of directors is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Company’s board of directors before the date of the appointment or election.

A change in the ownership of a substantial portion of the Company’s assets occurs on the date that any one person, or more than one person acting as a group acquires (or has acquired during the 12- month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than 40 percent of the total gross fair market value of all of the assets of the Company immediately before such acquisition or acquisitions. For this purpose, gross fair market value means the value of the assets of the corporation, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

“Section 409A” means Section 409A of the Code and the regulations and other guidance promulgated thereunder.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

“Service Relationship” means any relationship as a full-time employee, part-time employee, director or other key person (including Consultants) of the Company or any Subsidiary or any successor entity (e.g., a Service Relationship shall be deemed to continue without interruption in the event an individual’s status changes from full-time employee to part-time employee or Consultant).

“Shares” means shares of Stock.

“Stock” means the Common Stock, par value $0.001 per share, of the Company.

“Stock Appreciation Right” means any right to receive from the Company upon exercise by an optionee or settlement, in cash, Shares, or a combination thereof, the excess of (i) the Fair Market Value of one Share on the date of exercise or settlement over (ii) the exercise price of the right on the date of grant, or if granted in connection with an Option, on the date of grant of the Option.

“Subsidiary” means any corporation or other entity (other than the Company) in which the Company has more than a 50 percent interest, either directly or indirectly.

“Ten Percent Owner” means an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent of the Company or any Subsidiary.

“Termination Event” means the termination of the Award recipient’s Service Relationship with the Company and its Subsidiaries for any reason whatsoever, regardless of the circumstances thereof, and including, without limitation, upon death, disability, retirement, discharge or resignation for any reason, whether voluntarily or involuntarily. The following shall not constitute a Termination Event: (i) a transfer to the service of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another Subsidiary or (ii) an approved leave of absence for military service or sickness, or for any other purpose approved by the Committee, if the individual’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing.

“Unrestricted Stock Award” means any Award granted pursuant to Section 7 and “Unrestricted Stock” means Shares issued pursuant to such Awards.

SECTION 2. ADMINISTRATION OF PLAN; COMMITTEE AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS

(a) Administration of Plan. The Plan shall be administered by the Board, or at the discretion of the Board, by a committee of the Board, comprised of not less than two directors. All references herein to the “Committee” shall be deemed to refer to the group then responsible for administration of the Plan at the relevant time (i.e., either the Board of Directors or a committee or committees of the Board, as applicable).

(b) Powers of Committee. The Committee shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

(i) to select the individuals to whom Awards may from time to time be granted;

(ii) to determine the time or times of grant, and the amount, if any, of Incentive Stock Options, Non-Qualified Stock Options, SARs, Restricted Stock Awards, Unrestricted Stock Awards, Restricted Stock Units, or any combination of the foregoing, granted to any one or more grantees;

(iii) to determine the number and types of Shares to be covered by any Award and, subject to the provisions of the Plan, the price, exercise price, conversion ratio or other price relating thereto;

(iv) to determine and, subject to Section 12, to modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the form of Award Agreements;

(v) to accelerate at any time the exercisability or vesting of all or any portion of any Award;

(vi) to impose any limitations on Awards, including limitations on transfers, repurchase provisions and the like, and to exercise repurchase rights or obligations;

(vii) subject to Section 5(a)(ii) and any restrictions imposed by Section 409A, to extend at any time the period in which Stock Options may be exercised; and

(viii) at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including Award Agreements); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

All decisions and interpretations of the Committee shall be binding on all persons, including the Company and all Holders.

(c) Award Agreement. Awards under the Plan shall be evidenced by Award Agreements that set forth the terms, conditions and limitations for each Award.

(d) Indemnification. Neither the Board nor the Committee, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Committee (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under the Company’s governing documents, including its certificate of incorporation or bylaws, or any directors’ and officers’ liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Company.

(e) Foreign Award Recipients. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and any Subsidiary operate or have employees or other individuals eligible for Awards, the Committee, in its sole discretion, shall have the power and authority to: (i) determine which Subsidiaries, if any, shall be covered by the Plan; (ii) determine which individuals, if any, outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to individuals outside the United States to comply with applicable foreign laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent the Committee determines such actions to be necessary or advisable (and such subplans and/or modifications shall be attached to the Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitation contained in Section 3(a) hereof; and (v) take any action, before or after an Award is made, that the Committee determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals.

SECTION 3. STOCK ISSUABLE UNDER THE PLAN; MERGERS AND OTHER TRANSACTIONS; SUBSTITUTION

(a) Stock Issuable. The maximum number of Shares reserved and available for issuance under the Plan shall be 12,500,000 Shares, subject to adjustment as provided in Section 3(b). For purposes of this limitation, the Shares underlying any Awards that are forfeited, canceled, reacquired by the Company prior to vesting, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the Shares available for issuance under the Plan. Subject to such overall limitations, Shares may be issued up to such maximum number pursuant to any type or types of Award, and no more than $100,000 worth of Shares may be exercised pursuant to qualified Incentive Stock Options, annually, by each Holder. The Shares available for issuance under the Plan may be authorized but unissued Shares or Shares reacquired by the Company.

(b) Changes in Stock. Subject to Section 3(c) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, the outstanding Shares are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional Shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such Shares or other securities, in each case, without the receipt of consideration by the Company, or, if, as a result of any merger or consolidation, or sale of all or substantially all of the assets of the Company, the outstanding Shares are converted into or exchanged for other securities of the Company or any successor entity (or a parent or subsidiary thereof), the Committee shall make an appropriate and proportionate adjustment in (i) the maximum number of Shares reserved for issuance under the Plan, (ii) the number and kind of Shares or other securities subject to any then outstanding Awards under the Plan, (iii) the repurchase price, if any, per Share subject to each outstanding Award, and (iv) the exercise price for each Share subject to any then outstanding Stock Options under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options) as to which such Stock Options remain exercisable. The Committee shall in any event make such adjustments as may be required by the laws of Nevada and the rules and regulations promulgated thereunder. The adjustment by the Committee shall be final, binding and conclusive. No fractional Shares shall be issued under the Plan resulting from any such adjustment, but the Committee in its discretion may make a cash payment in lieu of fractional shares.

(c) Sale Events.

(i) Options.

(A) In the case of and subject to the consummation of a Sale Event, the Plan and all outstanding Options and SARs issued hereunder shall become one hundred percent (100%) vested upon the effective time of any such Sale Event. New stock options or other awards of the successor entity or parent thereof shall be substituted therefor, with an equitable or proportionate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree (after taking into account any acceleration hereunder and/or pursuant to the terms of any Award Agreement).

(B) In the event of the termination of the Plan and all outstanding Options and SARs issued hereunder pursuant to Section 3(c), each Holder of Options shall be permitted, within a period of time prior to the consummation of the Sale Event as specified by the Committee, to exercise all such Options or SARs which are then exercisable or will become exercisable as of the effective time of the Sale Event; provided, however, that the exercise of Options not exercisable prior to the Sale Event shall be subject to the consummation of the Sale Event.

(C) Notwithstanding anything to the contrary in Section 3(c)(i)(A), in the event of a Sale Event, the Company shall have the right, but not the obligation, to make or provide for a cash payment to the Holders of Options, without any consent of the Holders, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the value as determined by the Committee of the consideration payable per share of Stock pursuant to the Sale Event (the “Sale Price”) times the number of Shares subject to outstanding Options being cancelled (to the extent then vested and exercisable, including by reason of acceleration in connection with such Sale Event, at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding vested and exercisable Options.

(ii) Restricted Stock and Restricted Stock Unit Awards.

(A) In the case of and subject to the consummation of a Sale Event, all unvested Restricted Stock and unvested Restricted Stock Unit Awards issued hereunder shall become one hundred percent (100%) vested, with an equitable or proportionate adjustment as to the number and kind of shares subject to such awards as such parties shall agree (after taking into account any acceleration hereunder and/or pursuant to the terms of any Award Agreement).

(B) Such Restricted Stock shall be repurchased from the Holder thereof at the then Fair Market Value of such shares, (subject to adjustment as provided in Section 3(b)) for such Shares.

(C) Notwithstanding anything to the contrary in Section 3(c)(ii)(A), in the event of a Sale Event, the Company shall have the right, but not the obligation, to make or provide for a cash payment to the Holders of Restricted Stock or Restricted Stock Unit Awards, without consent of the Holders, in exchange for the cancellation thereof, in an amount equal to the Sale Price times the number of Shares subject to such Awards, to be paid at the time of such Sale Event or upon the later vesting of such Awards.

SECTION 4. ELIGIBILITY

Grantees under the Plan will be such full or part-time officers and other employees, directors, Consultants and key persons of the Company and any Subsidiary who are selected from time to time by the Committee in its sole discretion; provided, however, that Awards shall be granted only to those individuals described in Rule 701(c) of the Securities Act.

SECTION 5. STOCK OPTIONS

Upon the grant of a Stock Option, the Company and the grantee shall enter into an Award Agreement. The terms and conditions of each such Award Agreement shall be determined by the Committee, and such terms and conditions may differ among individual Awards and grantees.

Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a “subsidiary corporation” within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.

(a) Terms of Stock Options. The Committee in its discretion may grant Stock Options to those individuals who meet the eligibility requirements of Section 4. Stock Options shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable.

(i) Exercise Price. The exercise price per share for the Shares covered by a Stock Option shall be determined by the Committee at the time of grant but shall not be less than 100 percent of the Fair Market Value on the Grant Date. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the exercise price per share for the Shares covered by such Incentive Stock Option shall not be less than 110 percent of the Fair Market Value on the Grant Date.

(ii) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than ten years from the Grant Date. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the term of such Stock Option shall be no more than five years from the Grant Date.

(iii) Exercisability; Rights of a Stockholder. Stock Options shall become exercisable and/or vested at such time or times, whether or not in installments, as shall be determined by the Committee at or after the Grant Date. The Award Agreement may permit a grantee to exercise all or a portion of a Stock Option immediately at grant; provided that the Shares issued upon such exercise shall be subject to restrictions and a vesting schedule identical to the vesting schedule of the related Stock Option, such Shares shall be deemed to be Restricted Stock for purposes of the Plan, and the optionee may be required to enter into an additional or new Award Agreement as a condition to exercise of such Stock Option. An optionee shall have the rights of a stockholder only as to Shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options. An optionee shall not be deemed to have acquired any Shares unless and until a Stock Option shall have been exercised pursuant to the terms of the Award Agreement and this Plan and the optionee’s name has been entered on the books of the Company as a stockholder.

(iv) Method of Exercise. Stock Options may be exercised by an optionee in whole or in part, by the optionee giving written or electronic notice of exercise to the Company, specifying the number of Shares to be purchased. Payment of the purchase price may be made by one or more of the following methods (or any combination thereof) to the extent provided in the Award Agreement:

(A) In cash, by certified or bank check, by wire transfer of immediately available funds, or other instrument acceptable to the Committee;

(B) If permitted by the Committee, by the optionee delivering to the Company a promissory note, if the Board has expressly authorized the loan of funds to the optionee for the purpose of enabling or assisting the optionee to effect the exercise of his or her Stock Option; provided, that at least so much of the exercise price as represents the par value of the Stock shall be paid in cash if required by state law;

(C) If permitted by the Committee, through the delivery (or attestation to the ownership) of Shares that have been purchased by the optionee on the open market or that are beneficially owned by the optionee and are not then subject to restrictions under any Company plan. To the extent required to avoid variable accounting treatment under applicable accounting rules, such surrendered Shares if originally purchased from the Company shall have been owned by the optionee for at least six months. Such surrendered Shares shall be valued at Fair Market Value on the exercise date;

(D) If permitted by the Committee and by the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure; or

(E) If permitted by the Committee, and only with respect to Stock Options that are not Incentive Stock Options, by a “net exercise” arrangement pursuant to which the Company will reduce the number of Shares issuable upon exercise by the largest whole number of Shares with a Fair Market Value that does not exceed the aggregate exercise price.

Payment instruments will be received subject to collection. No certificates for Shares so purchased will be issued to the optionee or, with respect to uncertificated Stock, no transfer to the optionee on the records of the Company will take place, until the Company has completed all steps it has deemed necessary to satisfy legal requirements relating to the issuance and sale of the Shares, which steps may include, without limitation, (i) receipt of a representation from the optionee at the time of exercise of the Option that the optionee is purchasing the Shares for the optionee’s own account and not with a view to any sale or distribution of the Shares or other representations relating to compliance with applicable law governing the issuance of securities, (ii) the legending of the certificate (or notation on any book entry) representing the Shares to evidence the foregoing restrictions, and (iii) obtaining from optionee payment or provision for all withholding taxes due as a result of the exercise of the Option. The delivery of certificates representing the shares of Stock (or the transfer to the optionee on the records of the Company with respect to uncertificated Stock) to be purchased pursuant to the exercise of a Stock Option will be contingent upon (A) receipt from the optionee (or a purchaser acting in his or her stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such Shares and the fulfillment of any other requirements contained in the Award Agreement or applicable provisions of laws and (B) if required by the Company, the optionee shall have entered into any stockholders agreements or other agreements with the Company and/or certain other of the Company’s stockholders relating to the Stock. In the event an optionee chooses to pay the purchase price by previously-owned Shares through the attestation method, the number of Shares transferred to the optionee upon the exercise of the Stock Option shall be net of the number of Shares attested to by the Optionee.

(b) Annual Limit on Incentive Stock Options. To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the Grant Date) of the Shares with respect to which Incentive Stock Options granted under the Plan and any other plan of the Company or its parent and any Subsidiary that become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000 or such other limit as may be in effect from time to time under Section 422 of the Code. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

(c) Termination. Any portion of a Stock Option that is not vested and exercisable on the date of termination of an optionee’s Service Relationship shall immediately expire and be null and void. Once any portion of the Stock Option becomes vested and exercisable, the optionee’s right to exercise such portion of the Stock Option (or the optionee’s representatives and legatees as applicable) in the event of a termination of the optionee’s Service Relationship shall continue until the earliest of: (i) the date which is: (A) 12 months following the date on which the optionee’s Service Relationship terminates due to death or Disability (or such longer period of time as determined by the Committee and set forth in the applicable Award Agreement), or (B) three months following the date on which the optionee’s Service Relationship terminates if the termination is due to any reason other than death or Disability (or such longer period of time as determined by the Committee and set forth in the applicable Award Agreement), or (ii) the Expiration Date set forth in the Award Agreement; provided that notwithstanding the foregoing, an Award Agreement may provide that if the optionee’s Service Relationship is terminated for Cause, the Stock Option shall terminate immediately and be null and void upon the date of the optionee’s termination and shall not thereafter be exercisable.

SECTION 6. STOCK APPRECIATION RIGHTS

The Committee is authorized to grant SARs to optionees with the following terms and conditions and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee shall determine:

(a) SARs may be granted under the Plan to optionees either alone or in addition to other Awards granted under the Plan and may, but need not, relate to specific Option granted under Section 5.

(b) The exercise price per Share under a SAR shall be determined by the Committee, provided, however, that except in the case of a substitute Award, such exercise price shall not be less than the fair market value of a Share on the date of grant of such SAR.

(c) The term of each SAR shall be fixed by the Committee but shall not exceed 10 years from the date of grant of such SAR.

(d) The Committee shall determine the time or times at which a SAR may be exercised or settled in whole or in part. Unless otherwise determined by the Committee or unless otherwise set forth in an Award Agreement, the provisions set forth in Section 5 above with respect to exercise of an Award following termination of service shall apply to any SAR. The Committee may specify in an Award Agreement that an “in-the-money” SAR shall be automatically exercised on its expiration date.

SECTION 7. RESTRICTED STOCK AWARDS

(a) Nature of Restricted Stock Awards. The Committee may, in its sole discretion, grant (or sell at par value or such other purchase price determined by the Committee) to an eligible individual under Section 4 hereof a Restricted Stock Award under the Plan. The Committee shall determine the restrictions and conditions applicable to each Restricted Stock Award at the time of grant. Conditions may be based on the type of stock upon which restrictions are placed, continuing employment (or other Service Relationship), achievement of pre-established performance goals and objectives and/or such other criteria as the Committee may determine. Upon the grant of a Restricted Stock Award, the Company and the grantee shall enter into an Award Agreement. The terms and conditions of each such Award Agreement shall be determined by the Committee, and such terms and conditions may differ among individual Awards and grantees.

(b) Rights as a Stockholder. Upon the grant of the Restricted Stock Award and payment of any applicable purchase price, a grantee of Restricted Stock shall be considered the record owner of and shall be entitled to vote the Restricted Stock if, and to the extent, such Shares are entitled to voting rights, subject to such conditions contained in the Award Agreement. The grantee shall be entitled to receive all dividends and any other distributions declared on the Shares; provided, however, that the Company is under no duty to declare any such dividends or to make any such distribution. Unless the Committee shall otherwise determine, certificates evidencing the Restricted Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in subsection (d) below of this Section, and the grantee shall be required, as a condition of the grant, to deliver to the Company a stock power endorsed in blank and such other instruments of transfer as the Committee may prescribe.

(c) Restrictions. Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Award Agreement. Except as may otherwise be provided by the Committee either in the Award Agreement or, subject to Section 12 below, in writing after the Award Agreement is issued, if a grantee’s Service Relationship with the Company and any Subsidiary terminates, the Company or its assigns shall have the right, as may be specified in the relevant instrument, to repurchase some or all of the Shares subject to the Award at such purchase price as is set forth in the Award Agreement.

(d) Vesting of Restricted Stock. The Committee at the time of grant shall specify in the Award Agreement the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the substantial risk of forfeiture imposed shall lapse and the Restricted Stock shall become vested, subject to such further rights of the Company or its assigns as may be specified in the Award Agreement.

SECTION 8. UNRESTRICTED STOCK AWARDS

The Committee may, in its sole discretion, grant (or sell at par value or such other purchase price determined by the Committee) to an eligible person under Section 4 hereof an Unrestricted Stock Award under the Plan. Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee.

SECTION 9. RESTRICTED STOCK UNITS

(a) Nature of Restricted Stock Units. The Committee may, in its sole discretion, grant to an eligible person under Section 4 hereof Restricted Stock Units under the Plan. The Committee shall determine the restrictions and conditions applicable to each Restricted Stock Unit at the time of grant. Vesting conditions may be based on continuing employment (or other Service Relationship), achievement of pre-established performance goals and objectives which may be based on targets for revenue, revenue growth, EBITDA, net income, earnings per share and/or other such criteria as the Committee may determine. Upon the grant of Restricted Stock Units, the grantee and the Company shall enter into an Award Agreement. The terms and conditions of each such Award Agreement shall be determined by the Committee and may differ among individual Awards and grantees. On or promptly following the vesting date or dates applicable to any Restricted Stock Unit, but in no event later than March 15 of the year following the year in which such vesting occurs, such Restricted Stock Unit(s) shall be settled in the form of cash or shares of Stock, as specified in the Award Agreement. Restricted Stock Units may not be sold, assigned, transferred, pledged, or otherwise encumbered or disposed of.

(b) Rights as a Stockholder. A grantee shall have the rights of a stockholder only as to Shares, if any, acquired upon settlement of Restricted Stock Units. A grantee shall not be deemed to have acquired any such Shares unless and until the Restricted Stock Units shall have been settled in Shares pursuant to the terms of the Plan and the Award Agreement, the Company shall have issued and delivered a certificate representing the Shares to the grantee (or transferred on the records of the Company with respect to uncertificated stock), and the grantee’s name has been entered in the books of the Company as a stockholder.

(c) Termination. Except as may otherwise be provided by the Committee either in the Award Agreement or in writing after the Award Agreement is issued, a grantee’s right in all Restricted Stock Units that have not vested shall automatically terminate upon the grantee’s cessation of Service Relationship with the Company and any Subsidiary for any reason.

SECTION 10.  TRANSFER RESTRICTIONS; COMPANY RIGHT OF FIRST REFUSAL; COMPANY REPURCHASE RIGHTS

(a) Restrictions on Transfer.

(i) Non-Transferability of Stock Options. Restricted Stock awards granted under Section 7, Stock Options, SARs and, prior to exercise, the Shares issuable upon exercise of such Stock Option, shall not be transferable by the optionee otherwise than by will, or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the optionee’s lifetime, only by the optionee, or by the optionee’s legal representative or guardian in the event of the optionee’s incapacity. Notwithstanding the foregoing, the Committee, in its sole discretion, may provide in the Award Agreement regarding a given Stock Option or Restricted Stock award that the optionee may transfer by gift, without consideration for the transfer, his or her Non-Qualified Stock Options to his or her family members (as defined in Rule 701 of the Securities Act), to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners (to the extent such trusts or partnerships are considered “family members” for purposes of Rule 701 of the Securities Act), provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Award Agreement, including the execution of a stock power upon the issuance of Shares. Stock Options, SARs and the Shares issuable upon exercise of such Stock Options, shall be restricted as to any pledge, hypothecation, or other transfer, including any short position, any “put equivalent position” (as defined in the Exchange Act) or any “call equivalent position” (as defined in the Exchange Act) prior to exercise.

(ii) Shares. No Shares shall be sold, assigned, transferred, pledged, hypothecated, given away or in any other manner disposed of or encumbered, whether voluntarily or by operation of law, unless (i) the transfer is in compliance with the terms of the applicable Award Agreement, all applicable securities laws (including, without limitation, the Securities Act), and with the terms and conditions of this Section 9, (ii) the transfer does not cause the Company to become subject to the reporting requirements of the Exchange Act, and the transferee consents in writing to be bound by the provisions of the Plan and the Award Agreement, including this Section 10. In connection with any proposed transfer, the Committee may require the transferor to provide at the transferor’s own expense an opinion of counsel to the transferor, satisfactory to the Committee, that such transfer is in compliance with all foreign, federal and state securities laws (including, without limitation, the Securities Act). Any attempted transfer of Shares not in accordance with the terms and conditions of this Section 9 shall be null and void, and the Company shall not reflect on its records any change in record ownership of any Shares as a result of any such transfer, shall otherwise refuse to recognize any such transfer and shall not in any way give effect to any such transfer of Shares. The Company shall be entitled to seek protective orders, injunctive relief and other remedies available at law or in equity including, without limitation, seeking specific performance or the rescission of any transfer not made in strict compliance with the provisions of this Section 10.

Subject to the foregoing general provisions, and unless otherwise provided in the applicable Award Agreement, Shares may be transferred pursuant to the following specific terms and conditions (provided that with respect to any transfer of Restricted Stock, all vesting and forfeiture provisions shall continue to apply with respect to the original recipient):

(A) Transfers to Permitted Transferees. The Holder may transfer any or all of the Shares to one or more Permitted Transferees; provided, however, that following such transfer, such Shares shall continue to be subject to the terms of this Plan (including this Section 9) and such Permitted Transferee(s) shall, as a condition to any such transfer, deliver a written acknowledgment to that effect to the Company and shall deliver a stock power to the Company with respect to the Shares. Notwithstanding the foregoing, the Holder may not transfer any of the Shares to a Person whom the Company reasonably determines is a direct competitor or a potential competitor of the Company or any of its Subsidiaries.

(B) Transfers Upon Death. Upon the death of the Holder, any Shares then held by the Holder at the time of such death and any Shares acquired after the Holder’s death by the Holder’s legal representative shall be subject to the provisions of this Plan, and the Holder’s estate, executors, administrators, personal representatives, heirs, legatees and distributees shall be obligated to convey such Shares to the Company or its assigns under the terms contemplated by the Plan and the Award Agreement.

(b) Right of First Refusal. In the event that a Holder desires at any time to sell or otherwise transfer all or any part of his or her Shares (other than shares of Restricted Stock which by their terms are not transferrable), the Holder first shall give written notice to the Company of the Holder’s intention to make such transfer. Such notice shall state the number of Shares that the Holder proposes to sell (the “Offered Shares”), the price and the terms at which the proposed sale is to be made and the name and address of the proposed transferee. At any time within 30 days after the receipt of such notice by the Company, the Company or its assigns may elect to purchase all or any portion of the Offered Shares at the price and on the terms offered by the proposed transferee and specified in the notice. The Company or its assigns shall exercise this right by mailing or delivering written notice to the Holder within the foregoing 30-day period. If the Company or its assigns elect to exercise its purchase rights under this Section 9(b), the closing for such purchase shall, in any event, take place within 45 days after the receipt by the Company of the initial notice from the Holder. Any Shares not sold to the proposed transferee shall remain subject to the Plan. If the Holder is a party to any stockholders agreements or other agreements with the Company and/or certain other of the Company’s stockholders relating to the Shares, (i) the transferring Holder shall comply with the requirements of such stockholders agreements or other agreements relating to any proposed transfer of the Offered Shares, and (ii) any proposed transferee that purchases Offered Shares shall enter into such stockholders agreements or other agreements with the Company and/or certain of the Company’s stockholders relating to the Offered Shares on the same terms and in the same capacity as the transferring Holder.

(c) Company’s Right of Repurchase.

(i) Right of Repurchase for Unvested Shares Issued Upon the Exercise of an Option. Upon a Termination Event, the Company or its assigns shall have the right and option to repurchase from a Holder of Shares acquired upon exercise of a Stock Option which is still subject to a risk of forfeiture as of the Termination Event. Such repurchase rights may be exercised by the Company within the later of (A) six months following the date of such Termination Event or (B) seven months after the acquisition of Shares upon exercise of a Stock Option. The repurchase price shall be equal to the lower of the original per share price paid by the Holder, subject to adjustment as provided in Section 3(b) of the Plan, or the current Fair Market Value of such Shares as of the date the Company elects to exercise its repurchase rights.

(ii) Right of Repurchase With Respect to Restricted Stock. Upon a Termination Event, the Company or its assigns shall have the right and option to repurchase from a Holder of Shares received pursuant to a Restricted Stock Award any Shares that are still subject to a risk of forfeiture as of the Termination Event. Such repurchase right may be exercised by the Company within six months following the date of such Termination Event. The repurchase price shall be the lower of the original per share purchase price paid by the Holder, subject to adjustment as provided in Section 3(b) of the Plan, or the current Fair Market Value of such Shares as of the date the Company elects to exercise its repurchase rights.

(iii) Procedure. Any repurchase right of the Company shall be exercised by the Company or its assigns by giving the Holder written notice on or before the last day of the repurchase period of its intention to exercise such repurchase right. Upon such notification, the Holder shall promptly surrender to the Company, free and clear of any liens or encumbrances, any certificates representing the Shares being purchased, together with a duly executed stock power for the transfer of such Shares to the Company or the Company’s assignee or assignees. Upon the Company’s or its assignee’s receipt of the certificates from the Holder, the Company or its assignee or assignees shall deliver to him, her or them a check for the applicable repurchase price; provided, however, that the Company may pay the repurchase price by offsetting and canceling any indebtedness then owed by the Holder to the Company.

(d) Escrow Arrangement.

(i) Escrow. In order to carry out the provisions of this Section 9 of this Plan more effectively, the Company shall hold any Shares issued pursuant to Awards granted under the Plan in escrow together with separate stock powers executed by the Holder in blank for transfer. The Company shall not dispose of the Shares except as otherwise provided in this Plan. In the event of any repurchase by the Company (or any of its assigns), the Company is hereby authorized by the Holder, as the Holder’s attorney-in-fact, to date and complete the stock powers necessary for the transfer of the Shares being purchased and to transfer such Shares in accordance with the terms hereof. At such time as any Shares are no longer subject to the Company’s repurchase and first refusal rights, the Company shall, at the written request of the Holder, deliver to the Holder a certificate representing such Shares with the balance of the Shares to be held in escrow pursuant to this Section.

(ii) Remedy. Without limitation of any other provision of this Plan or other rights, in the event that a Holder or any other Person is required to sell a Holder’s Shares pursuant to the provisions of Sections 9(b) or (c) hereof and in the further event that he or she refuses or for any reason fails to deliver to the Company or its designated purchaser of such Shares the certificate or certificates evidencing such Shares together with a related stock power, the Company or such designated purchaser may deposit the applicable purchase price for such Shares with a bank designated by the Company, or with the Company’s independent public accounting firm, as agent or trustee, or in escrow, for such Holder or other Person, to be held by such bank or accounting firm for the benefit of and for delivery to him, her, them or it, and/or, in its discretion, pay such purchase price by offsetting any indebtedness then owed by such Holder as provided above. Upon any such deposit and/or offset by the Company or its designated purchaser of such amount and upon notice to the Person who was required to sell the Shares to be sold pursuant to the provisions of Sections 9(b) or (c), such Shares shall at such time be deemed to have been sold, assigned, transferred and conveyed to such purchaser, such Holder shall have no further rights thereto (other than the right to withdraw the payment thereof held in escrow, if applicable), and the Company shall record such transfer in its stock transfer book or in any appropriate manner.

(e) Lockup Provision. If requested by the Company, a Holder shall not sell or otherwise transfer or dispose of any Shares (including, without limitation, pursuant to Rule 144 under the Securities Act) held by him or her for such period following the effective date of a public offering by the Company of Shares as the Company shall specify reasonably and in good faith. If requested by the underwriter engaged by the Company, each Holder shall execute a separate letter confirming his or her agreement to comply with this Section.

(f) Adjustments for Changes in Capital Structure. If, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Common Stock, the outstanding Shares are increased or decreased or are exchanged for a different number or kind of securities of the Company, the restrictions contained in this Section 9 shall apply with equal force to additional and/or substitute securities, if any, received by Holder in exchange for, or by virtue of his or her ownership of, Shares.

(g) Termination. The terms and provisions of Section 9(b) and Section 9(c) (except for the Company’s right to repurchase Shares still subject to a risk of forfeiture upon a Termination Event) shall terminate upon consummation of any Sale Event, in either case as a result of which Shares are registered under Section 12 of the Exchange Act and publicly-traded on any national security exchange.

SECTION 11. TAX WITHHOLDING

(a) Payment by Grantee. Each grantee shall, no later than the date as of which the value of an Award or of any Shares or other amounts received thereunder first becomes includable in the gross income of the grantee for income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld by the Company with respect to such income. The Company and any Subsidiary shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee. The Company’s obligation to deliver stock certificates (or evidence of book entry) to any grantee is subject to and conditioned on any such tax withholding obligations being satisfied by the grantee.

(b) Payment in Stock. The Company’s minimum required tax withholding obligation may be satisfied, in whole or in part, by the Company withholding from Shares to be issued pursuant to an Award a number of Shares having an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the minimum withholding amount due.

SECTION 12. SECTION 409A AWARDS

To the extent that any Award is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A (a “409A Award”), the Award shall be subject to such additional rules and requirements as may be specified by the Committee from time to time. In this regard, if any amount under a 409A Award is payable upon a “separation from service” (within the meaning of Section 409A) to a grantee who is considered a “specified employee” (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the grantee’s separation from service, or (ii) the grantee’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A. The Company makes no representation or warranty and shall have no liability to any grantee under the Plan or any other Person with respect to any penalties or taxes under Section 409A that are, or may be, imposed with respect to any Award. It is the intent of the Board that payments and benefits under the Plan comply with or be exempt from Section 409A and the regulations and guidance promulgated thereunder and, accordingly, to the maximum extent permitted the Plan shall be interpreted to be in compliance therewith or exempt therefrom. In no event whatsoever shall the Company be liable for any additional tax, interest or penalty that may be imposed upon a Participant by Section 409A or damages to a Participant for failing to comply with Section 409A

SECTION 13. AMENDMENTS AND TERMINATION

The Board may, at any time, amend or discontinue the Plan and the Committee may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the consent of the holder of the Award. The Committee may exercise its discretion to reduce the exercise price of outstanding Stock Options or effect repricing through cancellation of outstanding Stock Options and by granting such holders new Awards in replacement of the cancelled Stock Options. To the extent determined by the Committee to be required either by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code or otherwise, Plan amendments shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders. Nothing in this Section 12 shall limit the Board’s or Committee’s authority to take any action permitted pursuant to Section 3(c). The Board reserves the right to amend the Plan and/or the terms of any outstanding Stock Options to the extent reasonably necessary to comply with the requirements of the exemption pursuant to paragraph (0(4) of Rule 12h-1 of the Exchange Act.

SECTION 14. STATUS OF PLAN

With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Committee shall otherwise expressly so determine in connection with any Award.

SECTION 15. GENERAL PROVISIONS

(a) No Distribution; Compliance with Legal Requirements. The Committee may require each person acquiring Shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the Shares without a view to distribution thereof. No Shares shall be issued pursuant to an Award until all applicable securities law and other legal and stock exchange or similar requirements have been satisfied. The Committee may require the placing of such stop-orders and restrictive legends on certificates for Stock and Awards, as it deems appropriate.

(b) Delivery of Stock Certificates. Stock certificates to grantees under the Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company; provided that stock certificates to be held in escrow pursuant to Section 9 of the Plan shall be deemed delivered when the Company shall have recorded the issuance in its records. Uncertificated Stock shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have given to the grantee by electronic mail (with proof of receipt) or by United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic “book entry” records).

(c) No Employment Rights. The adoption of the Plan and the grant of Awards do not confer upon any Person any right to continued employment or Service Relationship with the Company or any Subsidiary.

(d) Trading Policy Restrictions. Option exercises and other Awards under the Plan shall be subject to the Company’s insider trading policy-related restrictions, terms and conditions as may be established by the Committee, or in accordance with policies set by the Committee, from time to time.

(e) Designation of Beneficiary. Each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award on or after the grantee’s death or receive any payment under any Award payable on or after the grantee’s death. Any such designation shall be on a form provided for that purpose by the Committee and shall not be effective until received by the Committee. If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee’s estate.

(f) Legend. Any certificate(s) representing the Shares shall carry substantially the following legend (and with respect to uncertificated Stock, the book entries evidencing such shares shall contain the following notation):

The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including repurchase and restrictions against transfers contained in the Plan and any agreements entered into thereunder by and between the company and the holder of this certificate (a copy of which is available at the offices of the company for examination).

(g) Information to Holders of Options. In the event the Company is relying on the exemption from the registration requirements of Section 12(g) of the Exchange Act contained in paragraph (f)(1) of Rule 12h-1 of the Exchange Act, the Company shall provide the information described in Rule 701(e)(3), (4) and (5) of the Securities Act to all holders of Options in accordance with the requirements thereunder. The foregoing notwithstanding, the Company shall not be required to provide such information unless the option holder has agreed in writing, on a form prescribed by the Company, to keep such information confidential.

SECTION 16. EFFECTIVE DATE OF PLAN

The Plan shall become effective upon adoption by the Board and shall be approved by stockholders in accordance with applicable state law and the Company’s articles of incorporation and bylaws within 12 months thereafter. If the stockholders fail to approve the Plan within 12 months after its adoption by the Board of Directors, then any Awards granted or sold under the Plan shall be rescinded and no additional grants or sales shall thereafter be made under the Plan. Subject to such approval by stockholders and to the requirement that no Shares may be issued hereunder prior to such approval, Stock Options and other Awards may be granted hereunder on and after adoption of the Plan by the Board. No grants of Stock Options and other Awards may be made hereunder after the tenth anniversary of the date the Plan is adopted by the Board or the date the Plan is approved by the Company’s stockholders, whichever is earlier.

SECTION 17. GOVERNING LAW

This Plan, all Awards and any controversy arising out of or relating to this Plan and all Awards shall be governed by and construed in accordance with the laws of the State of Nevada as to matters within the scope thereof, without regard to conflict of law principles that would result in the application of any law other than the law of the State of Nevada.

DATE ADOPTED BY THE BOARD OF DIRECTORS: May 19, 2022

DATE ADOPTED BY THE SHAREHOLDERS: June 16, 2022.